UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

Deutsche Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2014

Annual Report

to Shareholders

Deutsche Mid Cap Growth Fund

(formerly DWS Mid Cap Growth Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
36 Report of Independent Registered Public Accounting Firm
37 Information About Your Fund's Expenses
38 Tax Information
39 Advisory Agreement Board Considerations and Fee Evaluation
44 Board Members and Officers
49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Management Process In choosing stocks, portfolio management focuses on individual security selection rather than industry selection.

For its most recent fiscal year ended September 30, 2014, Class A shares of Deutsche Mid Cap Growth Fund returned 12.47%, compared with the Russell Midcap® Growth Index return of 14.43%.

The past 12 months represented a period of moderation for mid-cap stock returns following strong momentum in 2013. During the 12-month period ended September 30, 2014, mid-cap stocks significantly outperformed small-cap issues but trailed large caps. The fund’s fiscal year had a positive start last October, as the federal government shutdown came to an end and a favorable jobs report and improved GDP growth sparked additional positive sentiment. Stocks ended 2013 in record-high territory. In contrast, the first quarter of 2014 was less positive for stocks as uncertainty regarding the impact of severe winter weather on the U.S. economy and weakness in emerging markets gave investors pause. By early March 2014, however, equities had reached record territory again, but loftier valuations and rising tensions in Ukraine sparked a round of profit taking, with growth stocks declining more than value stocks. By the end of June 2014, mid caps were once again near all-time highs as the U.S. economy continued to see renewed strength in payrolls and manufacturing. However, rising geopolitical tensions in Ukraine, worries over reduced growth in China and Europe, and increased valuations dampened confidence in July, and especially September. The possibility that the U.S. Federal Reserve Board (the Fed) would raise interest rates by mid-2015 also weighed on investor sentiment, as did a number of weak economic releases.

During the 12-month period ended September 30, 2014, the fund’s stock selection was positive within the information technology and industrials sectors. Overweights in health care and telecom services, along with an underweight in financials, also added to returns. Stock selection in financials and consumer discretionary had a negative impact on performance. In addition, sector allocation detracted from results, based mainly on an overweight to energy and an underweight to materials.

Positive Contributors to Fund Performance

The top individual security-level contributors to relative performance included Pacira Pharmaceuticals, Inc., United Rentals, Inc. and Hanesbrands, Inc. Pacira, which the Fund has held since the company's initial public offering in early 2011, had another great year as sales of their drug EXPAREL for post-surgical pain continued to grow rapidly. We have trimmed our holdings in the stock because of its significantly increased valuation. United Rentals, an equipment company serving the construction industry, handily exceeded analyst expectations regarding its rental market-share gains. In the case of Hanesbrands, an apparel company, investors rewarded the firm’s recent acquisition of Maidenform and the announcement of its upcoming acquisition of DBApparel.

Negative Contributors to Fund Performance

The largest individual detractors from returns on a company level included Ocwen Financial Corp., Thoratec Corp. and Chart Industries, Inc. Ocwen, which acquires and services non-performing residential mortgage loans, underperformed as regulators halted a transfer of mortgage services rights from Wells Fargo over questions concerning Ocwen’s possible overcapacity and mortgage servicing capabilities. We have since sold the position. Thoratec, which designs and manufactures devices to treat heart failure, suffered what we consider to be a short-term reduction in sales. As of September 30, 2014 we still held the stock. Chart Industries, a leading global manufacturer of equipment used in the production and storage of natural gas, saw its shares decline based on slowing demand from China for natural gas-fueled vehicles, and also LNG project delays. We have sold the position.

"We have positioned the portfolio to withstand an environment of elevated uncertainty by holding high-quality stocks with favorable valuations and attractive growth prospects."

Outlook and Positioning

The conclusion of the Fed’s quantitative easing program, extended equity valuations and reduced earnings growth could weigh on equity market performance in the coming weeks, especially given uncertainty ahead of mid-term U.S. elections in November. Thanks to the improved state of company payrolls and manufacturing activity, in addition to pent-up demand for capital equipment by businesses, the U.S. economy appears to be on firmer ground. Thus, third-quarter earnings reports will be an important barometer of market performance going forward.

Ten Largest Equity Holdings at September 30, 2014 (15.6% of Net Assets)
1. Hanesbrands, Inc. Manufactures men's, women's and children's clothing	1.8%
2. HCA Holdings, Inc. Operates hospitals	1.7%
3. Centene Corp. Multi-line managed care organization that provides Medicaid and Medicaid-related programs	1.6%
4. Mead Johnson Nutrition Co. Manufacturer of products for infants, children, and expectant and nursing mothers	1.6%
5. Polaris Industries, Inc. Designs, engineers and manufactures snowmobiles, ATVs and motorcycles	1.6%
6. United Rentals, Inc. Operates a network of equipment rental companies	1.6%
7. Ross Stores, Inc. Operates a multi-chain of retail stores	1.5%
8. Humana, Inc. Provides managed health care services	1.4%
9. Jarden Corp. Provider of niche consumer products used in home preservation	1.4%
10. SBA Communications Corp. Owns and operates wireless communications infrastructure	1.4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

We continue to position the fund for sustained economic recovery, and remain focused on our bottom-up stock selection process. We believe we have positioned the portfolio to withstand an environment of elevated uncertainty by holding what we believe to be high-quality stocks with favorable valuations. As market volatility diminishes, we believe healthier balance sheets and attractive valuations should support a solid merger and acquisition cycle for select mid-cap companies.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Asset Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equity: New York.

— BS, Carlson School of Management, University of Minnesota; CFA Charterholder.

Rafaelina M. Lee, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

— Portfolio Manager for US Small and Mid Cap Equity: New York.

— BA in Mathematical Statistics, Columbia University; MBA in Finance, Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell Midcap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest-capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means that a fund holds a lower weighting in a given sector or stock.

Performance Summary September 30, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	12.47%	15.56%	7.51%
Adjusted for the Maximum Sales Charge (max 5.75% load)	6.00%	14.20%	6.88%
Russell Midcap® Growth Index†	14.43%	17.12%	10.24%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	11.45%	14.57%	6.64%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	8.45%	14.45%	6.64%
Russell Midcap® Growth Index†	14.43%	17.12%	10.24%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	11.52%	14.64%	6.66%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	11.52%	14.64%	6.66%
Russell Midcap® Growth Index†	14.43%	17.12%	10.24%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
No Sales Charges	12.77%	15.90%	7.76%
Russell Midcap® Growth Index†	14.43%	17.12%	10.24%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/14
No Sales Charges	12.77%	16.08%	7.85%
Russell Midcap® Growth Index†	14.43%	17.12%	10.24%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 1.29%, 2.18%, 2.10%, 1.01% and 0.97% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Investment Class shares of Deutsche Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. On October 20, 2006, Investment Class shares were converted into Class S shares. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Russell Midcap® Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
9/30/14	$20.86	$18.92	$18.92	$21.31	$21.57
9/30/13	$18.87	$17.30	$17.29	$19.22	$19.45
Distribution Information as of 9/30/14
Capital Gain Distributions, Twelve Months	$.33	$.33	$.33	$.33	$.33

Investment Portfolio as of September 30, 2014
	Shares	Value ($)

Common Stocks 97.0%
Consumer Discretionary 23.5%
Auto Components 1.9%
BorgWarner, Inc.	63,234	3,326,741
Tenneco, Inc.*	75,936	3,972,212
		7,298,953
Hotels, Restaurants & Leisure 2.3%
Hilton Worldwide Holdings, Inc.* (a)	169,602	4,177,297
Panera Bread Co. "A"* (a)	27,808	4,524,918
		8,702,215
Household Durables 5.0%
Jarden Corp.*	93,377	5,612,891
Newell Rubbermaid, Inc.	130,946	4,505,852
Toll Brothers, Inc.*	137,869	4,295,998
Whirlpool Corp.	34,986	5,095,711
		19,510,452
Leisure Products 1.6%
Polaris Industries, Inc. (a)	40,482	6,063,799
Media 0.9%
Cinemark Holdings, Inc.	101,889	3,468,302
Multiline Retail 0.7%
Family Dollar Stores, Inc. (a)	35,787	2,764,188
Specialty Retail 8.4%
Advance Auto Parts, Inc.	24,233	3,157,560
Ascena Retail Group, Inc.* (a)	113,047	1,503,525
DSW, Inc. "A"	102,016	3,071,702
Penske Automotive Group, Inc.	67,721	2,748,795
PetSmart, Inc. (a)	54,740	3,836,726
Ross Stores, Inc.	79,241	5,989,035
The Children's Place, Inc. (a)	76,771	3,658,906
Ulta Salon, Cosmetics & Fragrance, Inc.*	44,382	5,244,621
Urban Outfitters, Inc.* (a)	93,423	3,428,624
		32,639,494
Textiles, Apparel & Luxury Goods 2.7%
Carter's, Inc.	48,659	3,772,046
Hanesbrands, Inc.	63,555	6,828,349
		10,600,395
Consumer Staples 6.6%
Food Products 5.3%
Hain Celestial Group, Inc.*	34,836	3,565,465
Keurig Green Mountain, Inc. (a)	32,540	4,234,430
McCormick & Co., Inc. (a)	53,183	3,557,943
Mead Johnson Nutrition Co.	63,423	6,102,561
The WhiteWave Foods Co.*	80,341	2,918,788
		20,379,187
Household Products 1.3%
Church & Dwight Co., Inc. (a)	72,371	5,077,549
Energy 6.9%
Energy Equipment & Services 3.7%
Core Laboratories NV	16,358	2,393,993
Dresser-Rand Group, Inc.*	29,299	2,410,136
FMC Technologies, Inc.*	41,763	2,268,149
Oceaneering International, Inc.	23,379	1,523,609
Oil States International, Inc.*	39,650	2,454,335
RPC, Inc.	153,422	3,369,147
		14,419,369
Oil, Gas & Consumable Fuels 3.2%
Cabot Oil & Gas Corp. (a)	115,815	3,785,992
Oasis Petroleum, Inc.* (a)	65,249	2,728,061
Pioneer Natural Resources Co.	14,091	2,775,504
Range Resources Corp. (a)	46,329	3,141,570
		12,431,127
Financials 7.2%
Banks 1.3%
Signature Bank*	45,544	5,103,661
Capital Markets 3.6%
Affiliated Managers Group, Inc.*	24,412	4,891,188
Lazard Ltd. "A"	89,447	4,534,963
Oaktree Capital Group LLC (a)	90,650	4,632,215
		14,058,366
Consumer Finance 1.1%
Portfolio Recovery Associates, Inc.* (a)	83,314	4,351,490
Real Estate Management & Development 1.2%
CBRE Group, Inc. "A"*	150,446	4,474,264
Health Care 14.7%
Biotechnology 3.6%
Alkermes PLC* (a)	55,925	2,397,505
BioMarin Pharmaceutical, Inc.*	62,925	4,540,668
Cubist Pharmaceuticals, Inc.* (a)	6,895	457,414
Medivation, Inc.*	13,962	1,380,423
Puma Biotechnology, Inc.*	7,359	1,755,637
United Therapeutics Corp.* (a)	25,785	3,317,240
		13,848,887
Health Care Equipment & Supplies 3.3%
CareFusion Corp.*	63,258	2,862,425
St. Jude Medical, Inc.	55,670	3,347,437
Thoratec Corp.*	142,710	3,814,638
Zeltiq Aesthetics, Inc.*	120,003	2,715,668
		12,740,168
Health Care Providers & Services 7.2%
AmerisourceBergen Corp.	64,019	4,948,669
Catamaran Corp.* (a)	114,554	4,828,451
Centene Corp.* (a)	75,564	6,249,898
HCA Holdings, Inc.*	92,408	6,516,612
Humana, Inc.	43,165	5,623,968
		28,167,598
Pharmaceuticals 0.6%
Pacira Pharmaceuticals, Inc.* (a)	25,180	2,440,445
Industrials 14.2%
Aerospace & Defense 1.5%
BE Aerospace, Inc.*	46,321	3,888,185
DigitalGlobe, Inc.* (a)	66,719	1,901,491
		5,789,676
Airlines 1.1%
Delta Air Lines, Inc.	118,254	4,274,882
Building Products 1.0%
Fortune Brands Home & Security, Inc. (a)	92,601	3,806,827
Electrical Equipment 2.0%
Acuity Brands, Inc. (a)	24,448	2,877,774
Rockwell Automation, Inc.	46,028	5,057,557
		7,935,331
Machinery 4.6%
Joy Global, Inc. (a)	34,362	1,874,103
Manitowoc Co., Inc. (a)	167,629	3,930,900
Middleby Corp.*	45,169	3,980,744
Trinity Industries, Inc. (a)	71,604	3,345,339
WABCO Holdings, Inc.*	51,006	4,638,996
		17,770,082
Professional Services 1.3%
IHS, Inc. "A"*	40,335	5,049,539
Road & Rail 1.2%
Kansas City Southern (a)	37,079	4,493,975
Trading Companies & Distributors 1.5%
United Rentals, Inc.* (a)	54,380	6,041,618
Information Technology 18.7%
Communications Equipment 2.3%
Harris Corp.	70,539	4,683,790
Palo Alto Networks, Inc.*	44,460	4,361,526
		9,045,316
Internet Software & Services 2.7%
Akamai Technologies, Inc.*	50,008	2,990,479
CoStar Group, Inc.* (a)	27,246	4,237,843
LinkedIn Corp. "A"*	16,047	3,334,406
		10,562,728
IT Services 2.6%
Syntel, Inc.* (a)	59,996	5,276,048
VeriFone Systems, Inc.*	141,858	4,877,078
		10,153,126
Semiconductors & Semiconductor Equipment 4.1%
Applied Materials, Inc. (a)	174,564	3,772,328
Lam Research Corp. (a)	52,583	3,927,950
NXP Semiconductor NV*	71,614	4,900,546
Skyworks Solutions, Inc.	53,979	3,133,481
		15,734,305
Software 5.5%
Citrix Systems, Inc.*	45,468	3,243,687
Intuit, Inc.	62,627	5,489,256
NetSuite, Inc.* (a)	21,219	1,899,949
PTC, Inc.*	131,294	4,844,749
Salesforce.com, Inc.* (a)	40,532	2,331,806
Splunk, Inc.* (a)	64,044	3,545,476
		21,354,923
Technology Hardware, Storage & Peripherals 1.5%
Western Digital Corp.	57,154	5,562,227
Materials 3.8%
Chemicals 0.9%
Ashland, Inc.	35,236	3,668,068
Construction Materials 1.3%
Eagle Materials, Inc. (a)	51,133	5,206,873
Containers & Packaging 0.7%
Crown Holdings, Inc.*	56,738	2,525,976
Metals & Mining 0.9%
Constellium NV "A"*	142,262	3,501,068
Telecommunication Services 1.4%
Wireless Telecommunication Services
SBA Communications Corp. "A"* (a)	50,508	5,601,337
Total Common Stocks (Cost $266,312,888)		376,617,786

Exchange-Traded Fund 0.6%
SPDR S&P Biotech ETF (a) (Cost $1,680,092)	16,524	2,577,248

Securities Lending Collateral 27.7%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $107,523,700)	107,523,700	107,523,700

Cash Equivalents 2.5%
Central Cash Management Fund, 0.05% (b) (Cost $9,704,848)	9,704,848	9,704,848

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $385,221,528)†	127.8	496,423,582
Other Assets and Liabilities, Net	(27.8)	(108,132,799)
Net Assets	100.0	388,290,783

* Non-income producing security

† The cost for federal income tax purposes was $386,192,337. At September 30, 2014, net unrealized appreciation for all securities based on tax cost was $110,231,245. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $115,278,684 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,047,439.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2014 amounted to $104,386,039, which is 26.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$376,617,786	$—	$—	$376,617,786
Exchange-Traded Fund	2,577,248	—	—	2,577,248
Short-Term Investments (d)	117,228,548	—	—	117,228,548
Total	$496,423,582	$—	$—	$496,423,582

There have been no transfers between fair value measurement levels during the year ended September 30, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $267,992,980) — including $104,386,039 of securities loaned	$379,195,034
Investment in Daily Assets Fund Institutional (cost $107,523,700)*	107,523,700
Investment in Central Cash Management Fund (cost $9,704,848)	9,704,848
Total investments in securities, at value (cost $385,221,528)	496,423,582
Receivable for investments sold	983,981
Receivable for Fund shares sold	55,491
Dividends receivable	97,798
Interest receivable	8,861
Other assets	17,502
Total assets	497,587,215
Liabilities
Cash overdraft	391,892
Payable upon return of securities loaned	107,523,700
Payable for investments purchased	363,979
Payable for Fund shares redeemed	402,924
Accrued management fee	213,616
Accrued Trustees' fees	2,169
Other accrued expenses and payables	398,152
Total liabilities	109,296,432
Net assets, at value	$388,290,783
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	111,202,054
Accumulated net realized gain (loss)	38,613,038
Paid-in capital	238,475,691
Net assets, at value	$388,290,783

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($209,505,424 ÷ 10,043,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.86
Maximum offering price per share (100 ÷ 94.25 of $20.86)	$22.13
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,203,647 ÷ 63,604 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.92
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,499,217 ÷ 607,758 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.92
Class S Net Asset Value, offering and redemption price per share ($163,070,821 ÷ 7,653,531 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.31
Institutional Class Net Asset Value, offering and redemption price per share ($3,011,674 ÷ 139,601 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$21.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,675)	$2,620,534
Income distributions — Central Cash Management Fund	6,356
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	88,613
Total income	2,715,503
Expenses: Management fee	2,488,443
Administration fee	382,837
Services to shareholders	736,258
Distribution and service fees	608,112
Custodian fee	10,591
Professional fees	85,047
Reports to shareholders	53,895
Registration fees	62,419
Trustees' fees and expenses	17,882
Other	16,516
Total expenses before expense reductions	4,462,000
Expense reductions	(1,038)
Total expenses after expense reductions	4,460,962
Net investment income (loss)	(1,745,459)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	41,884,493
Change in net unrealized appreciation (depreciation) on investments	4,435,457
Net gain (loss)	46,319,950
Net increase (decrease) in net assets resulting from operations	$44,574,491

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$(1,745,459)	$(925,016)
Net realized gain (loss)	41,884,493	24,422,461
Change in net unrealized appreciation (depreciation)	4,435,457	58,593,123
Net increase (decrease) in net assets resulting from operations	44,574,491	82,090,568
Distributions to shareholders from: Net realized gains: Class A	(3,333,056)	—
Class B	(35,313)	—
Class C	(215,169)	—
Class S	(2,690,776)	—
Institutional Class	(58,490)	—
Total distributions	(6,332,804)	—
Fund share transactions: Proceeds from shares sold	32,951,748	25,813,067
Reinvestment of distributions	6,117,551	—
Payments for shares redeemed	(58,212,262)	(69,321,492)
Net increase (decrease) in net assets from Fund share transactions	(19,142,963)	(43,508,425)
Increase (decrease) in net assets	19,098,724	38,582,143
Net assets at beginning of period	369,192,059	330,609,916
Net assets at end of period (including accumulated net investment loss of $0 and $1,244,806, respectively)	$388,290,783	$369,192,059

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Year Ended September 30,
Class A	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$18.87	$14.84	$12.65	$12.75		$10.45
Income (loss) from investment operations: Net investment income (loss)a	(.11)	(.06)	(.08)	(.10)		(.09)
Net realized and unrealized gain (loss)	2.43	4.09	2.27	.19		2.11
Total from investment operations	2.32	4.03	2.19	.09		2.02
Less distributions from: Net investment income	—	—	—	(.21)		—
Net realized gains	(.33)	—	—	—		—
Total distributions	(.33)	—	—	(.21)		—
Increase from regulatory settlements	—	—	—	.02	c	.28	c
Net asset value, end of period	$20.86	$18.87	$14.84	$12.65		$12.75
Total Return (%)b	12.47	27.16	17.31	.66	c	22.01	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	194	175	174		193
Ratio of expenses (%)	1.26	1.29	1.31	1.27		1.40
Ratio of net investment income (loss) (%)	(.55)	(.36)	(.54)	(.66)		(.75)
Portfolio turnover rate (%)	46	44	70	54		68
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.236 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.024 and $0.042 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class B	2014		2013		2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$17.30		$13.71		$11.78	$11.87		$9.82
Income (loss) from investment operations: Net investment income (loss)a	(.25)		(.17)		(.19)	(.20)		(.17)
Net realized and unrealized gain (loss)	2.20		3.76		2.12	.16		1.96
Total from investment operations	1.95		3.59		1.93	(.04)		1.79
Less distributions from: Net investment income	—		—		—	(.07)		—
Net realized gains	(.33)		—		—	—		—
Total distributions	(.33)		—		—	(.07)		—
Increase from regulatory settlements	—		—		—	.02	d	.26	d
Net asset value, end of period	$18.92		$17.30		$13.71	$11.78		$11.87
Total Return (%)c	11.45	b	26.19	b	16.38	(.22	)d	20.88	b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2		3	4		5
Ratio of expenses before expense reductions (%)	2.15		2.18		2.18	2.13		2.37
Ratio of expenses after expense reductions (%)	2.09		2.10		2.18	2.13		2.30
Ratio of net investment income (loss) (%)	(1.38)		(1.16)		(1.42)	(1.52)		(1.65)
Portfolio turnover rate (%)	46		44		70	54		68
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.220 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.022 and $0.039 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class C	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$17.29	$13.71	$11.77	$11.87		$9.80
Income (loss) from investment operations: Net investment income (loss)a	(.25)	(.18)	(.18)	(.20)		(.16)
Net realized and unrealized gain (loss)	2.21	3.76	2.12	.17		1.97
Total from investment operations	1.96	3.58	1.94	(.03)		1.81
Less distributions from: Net investment income	—	—	—	(.09)		—
Net realized gains	(.33)	—	—	—		—
Total distributions	(.33)	—	—	(.09)		—
Increase from regulatory settlements	—	—	—	.02	c	.26	c
Net asset value, end of period	$18.92	$17.29	$13.71	$11.77		$11.87
Total Return (%)b	11.52	26.11	16.48	(.19	)c	21.12	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	11	10	11		13
Ratio of expenses (%)	2.07	2.10	2.13	2.08		2.18
Ratio of net investment income (loss) (%)	(1.36)	(1.17)	(1.36)	(1.47)		(1.53)
Portfolio turnover rate (%)	46	44	70	54		68
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.221 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.022 and $0.039 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class S	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$19.22	$15.07	$12.81	$12.91		$10.55
Income (loss) from investment operations: Net investment income (loss)a	(.06)	(.01)	(.04)	(.06)		(.05)
Net realized and unrealized gain (loss)	2.48	4.16	2.30	.20		2.13
Total from investment operations	2.42	4.15	2.26	.14		2.08
Less distributions from: Net investment income	—	—	—	(.26)		—
Net realized gains	(.33)	—	—	—		—
Total distributions	(.33)	—	—	(.26)		—
Increase from regulatory settlements	—	—	—	.02	b	.28	b
Net asset value, end of period	$21.31	$19.22	$15.07	$12.81		$12.91
Total Return (%)	12.77	27.54	17.64	.99	b	22.37	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	163	158	140	133		147
Ratio of expenses (%)	.98	1.01	1.03	1.00		1.09
Ratio of net investment income (loss) (%)	(.27)	(.09)	(.26)	(.39)		(.44)
Portfolio turnover rate (%)	46	44	70	54		68
a Based on average shares outstanding during period.
b The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.239 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.024 and $0.042 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Institutional Class	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$19.45	$15.25	$12.94	$13.16		$10.68
Income (loss) from investment operations: Net investment income (loss)a	(.05)	(.01)	(.03)	(.06)		.04
Net realized and unrealized gain (loss)	2.50	4.21	2.34	.20		2.16
Total from investment operations	2.45	4.20	2.31	.14		2.20
Less distributions from: Net investment income	—	—	—	(.38)		—
Net realized gains	(.33)	—	—	—		—
Total distributions	(.33)	—	—	(.38)		—
Increase from regulatory settlements	—	—	—	.02	b	.28	b
Net asset value, end of period	$21.57	$19.45	$15.25	$12.94		$13.16
Total Return (%)	12.77	27.54	17.85	.89	b	23.22	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	2	2		1
Ratio of expenses (%)	.97	.97	.95	1.00		.30
Ratio of net investment income (loss) (%)	(.26)	(.06)	(.18)	(.39)		.35
Portfolio turnover rate (%)	46	44	70	54		68
a Based on average shares outstanding during the period.
b The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.241 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.024 and $0.043 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Mid Cap Growth Fund (formerly DWS Mid Cap Growth Fund) (the "Fund") is a diversified series of Deutsche Investment Trust (formerly DWS Investment Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$4,836,871
Undistributed long-term capital gains	$34,746,973
Net unrealized appreciation (depreciation) on investments	$110,231,245

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2014	2013
Distributions from long-term capital gains	$6,332,804	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $170,380,879 and $199,004,085, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.65%
Next $1 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

Accordingly, for the year ended September 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursement) of 0.65% of the Fund's average daily net assets.

For the period from October 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.34%
Class B	2.09%
Class C	2.09%
Class S	1.09%
Institutional Class	1.09%

For the period from October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.23%
Class B	1.98%
Class C	1.98%
Class S	.98%
Institutional Class	.98%

For the year ended September 30, 2014, fees waived and/or expenses reimbursed for Class B were $1,038.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2014, the Administration Fee was $382,837, of which $32,857 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2014
Class A	$262,049	$64,943
Class B	5,029	1,164
Class C	22,468	5,870
Class S	193,793	46,970
Institutional Class	2,336	595
	$485,675	$119,542

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2014
Class B	$12,549	$793
Class C	88,509	7,235
	$101,058	$8,028

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2014	Annual Rate
Class A	$474,266	$90,224	.24%
Class B	4,097	1,002	.24%
Class C	28,691	5,013	.24%
	$507,054	$96,239

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2014 aggregated $11,680.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2014, the CDSC for the Fund's Class B and C shares was $371 and $89, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2014, DDI received $370.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $16,734, of which $7,199 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,241,287	$25,788,674	670,650	$11,176,627
Class B	2,478	48,436	545	9,012
Class C	72,957	1,345,101	97,026	1,468,434
Class S	271,662	5,540,962	688,672	12,410,589
Institutional Class	11,000	228,575	44,225	748,405
		$32,951,748		$25,813,067
Shares issued to shareholders in reinvestment of distributions
Class A	169,988	$3,236,581	—	$—
Class B	2,002	34,809	—	—
Class C	12,096	210,231	—	—
Class S	132,857	2,577,440	—	—
Institutional Class	2,979	58,490	—	—
		$6,117,551		$—
Shares redeemed
Class A	(1,638,299)	$(33,073,284)	(2,210,171)	$(35,878,402)
Class B	(53,741)	(992,560)	(91,882)	(1,376,797)
Class C	(139,846)	(2,587,301)	(150,764)	(2,252,089)
Class S	(994,160)	(20,391,499)	(1,752,618)	(29,464,878)
Institutional Class	(54,549)	(1,167,618)	(21,035)	(349,326)
		$(58,212,262)		$(69,321,492)
Net increase (decrease)
Class A	(227,024)	$(4,048,029)	(1,539,521)	$(24,701,775)
Class B	(49,261)	(909,315)	(91,337)	(1,367,785)
Class C	(54,793)	(1,031,969)	(53,738)	(783,655)
Class S	(589,641)	(12,273,097)	(1,063,946)	(17,054,289)
Institutional Class	(40,570)	(880,553)	23,190	399,079
		$(19,142,963)		$(43,508,425)

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Investment Trust and Shareholders of Deutsche Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Mid Cap Growth Fund (formerly DWS Mid Cap Growth Fund) (the "Fund") at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 21, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2014 to September 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/14	$1,024.10	$1,019.40	$1,019.90	$1,026.00	$1,025.20
Expenses Paid per $1,000*	$6.39	$10.58	$10.53	$4.98	$4.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/14	$1,018.75	$1,014.59	$1,014.64	$1,020.16	$1,020.16
Expenses Paid per $1,000*	$6.38	$10.56	$10.50	$4.96	$4.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Mid Cap Growth Fund	1.26%	2.09%	2.08%	.98%	.98%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.33 per share from net long-term capital gains during its year ended September 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $38,261,000 as capital gain dividends for its year ended September 30, 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Mid Cap Growth Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2013 and during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMCAX	SMCBX	SMCCX	SMCSX	BTEAX
CUSIP Number	25157M 828	25157M 836	25157M 844	25157M 869	25157M 877
Fund Number	483	683	783	2383	583

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

**DMCG F-2**
(R-024422-4 11/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE MID CAP GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$57,303	$0	$0	$0
2013	$54,548	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Mid Cap Growth Fund, a series of Deutsche Investment Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 28, 2014